Exhibit 10.3


NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, APPLICABLE STATE SECURITIES LAWS, OR APPLICABLE LAWS OF ANY FOREIGN JURISDICTION. THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND NEITHER THIS WARRANT NOR THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT CAN BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IN THE ABSENCE OF COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS AND APPLICABLE LAWS OF ANY FOREIGN
JURISDICTION, OR, IF THE CORPORATION SO REQUESTS, AN OPINION OF COUNSEL SATISFACTORY TO THE CORPORATION, ACTING REASONABLY, THAT SUCH REGISTRATION IS NOT REQUIRED AND SUCH FOREIGN JURISDICTION LAWS HAVE BEEN SATISFIED.

                                                   Dated:  December 21, 2000



SOFTLOCK.COM, INC.

Preferred Stock Purchase Warrant

         THIS IS TO CERTIFY THAT, for value received, [_________] (the "Initial Warrant Holder") and its successors and permitted assigns are entitled, subject to the terms and conditions set forth below, to purchase from SOFTLOCK.COM, INC., a Delaware corporation (the "Corporation"), at any time and from time to time after 9:00 A.M., Boston, Massachusetts time on the Initial Exercise Date (as defined in Section 1 below) and on or prior to 5:00 P.M., Boston, Massachusetts time on the Expiration Date (as defined in Section 1 below), all or any portion of the Warrant Shares (as defined in Section 1 below), at a purchase price per share equal to the Exercise Price (as defined in Section 1 below). The number and character of the Warrant Shares and the Exercise Price are subject to adjustment as provided herein.

         This Preferred Stock Purchase Warrant (the "Warrant") evidences the right of the Holder to purchase shares of Series C Preferred Stock issued by the Corporation to the Purchasers (as defined in and pursuant to that certain Series C Preferred Stock and Warrant Purchase Agreement, dated as of the date hereof (the "Stock Purchase Agreement"), by and among the Corporation and the persons listed therein).

         1. Definitions. As used in this Warrant, the following terms shall have the respective meanings set forth below or elsewhere in this Warrant as referred to below:

         "Certificate of Incorporation" shall mean the Amended and Restated Certificate of Incorporation of the Corporation, as amended from time to time and including, without limitation, the Certificate of Designation of Powers, Preferences and Rights of the Series C Preferred Stock.

         "Commission" means the Securities and Exchange Commission or its successor entity.

         "Common   Stock"   shall  mean  shares  of  the  Common  Stock  of  the
Corporation, $0.01 par value per share of the Corporation.

         "Corporation" shall mean SoftLock.com, Inc. and/or any Person that shall succeed to, or assume the obligations hereunder of, SoftLock.com, Inc.

         "Exercise Date" shall have the meaning set forth in Section 2.2 hereof.

         "Exercise Price" shall mean, as of the Initial Exercise Date, the Initial Exercise Price and after the Initial Exercise Date, the Initial Exercise Price as adjusted from time to time pursuant to the terms of this Warrant.

         "Expiration Date" shall mean December 21, 2005, unless terminated earlier pursuant to Section 2.1(b) hereof.

         "Fair Market Value" shall mean (i) the last sale price per share of Stock reported by Nasdaq SmallCap Market or any national securities exchange on which such Stock is quoted or listed, as the case may be, on the date immediately preceding the Exercise Date or, if no such sale price is reported on such date, such price on the next preceding business day in which such price was reported, or (ii) if such Stock is not at the time quoted or listed by Nasdaq SmallCap Market or on any national securities exchange, the average of the last reported bid and asked prices as reported by The National Quotation Bureau Incorporated or any similar reputable quotation and reporting service on the date immediately preceding the Exercise Date or if no such bid and asked prices are reported on such date, such price on the next preceding business day on which such prices were reported, provided such date is not more than ten (10) days prior to the Exercise Date or (iii) if such Stock is not quoted or listed by Nasdaq SmallCap Market or on any national securities exchange or reported on a reputable quotation and reporting service within the ten (10) day period prior to the Exercise Date, the fair market value of a share of such Stock, as determined in good faith by the Board of Directors of the Corporation and based upon the fair market value of the Corporation as a whole, on a going concern basis, using customary and appropriate valuation methods and the unaudited financial statements for the most recently ended fiscal quarter of the Corporation in addition to the most recent fiscal year end audited financial statements of the Corporation, in each case, as filed with the Commission and not taking into account any discount for minority ownership or restrictions on transfer of the capital stock of the Corporation, provided, however, that in the event that the Stock covered by this Warrant is Series C Preferred Stock and not Common Stock, the fair market value shall in all cases be determined pursuant to clause (iii) and shall not in any event be deemed to be less than the fixed liquidation preference (including accrued dividends) payable on shares of Series C Preferred Stock pursuant to the Certificate of Incorporation.

         "Holder" shall mean, as  applicable,  (i) the Initial  Warrant  Holder,
(ii) any successor of the Initial Warrant Holder, or (iii) any other holder of record of this Warrant or any portion thereof to whom this Warrant or any portion thereof shall have been transferred in accordance with the provisions of
Section 9 hereof.

         "Initial Exercise Date" shall mean the date on which this Warrant first becomes exercisable in accordance with the provisions of Section 2.1(b) hereof.

         "Initial Exercise Price" shall mean an amount equal to $191 per share.

         "Initial Warrant Holder" shall have the meaning set forth in the first paragraph of this Warrant.

         "Initial Warrant Shares" shall mean [__] shares of Series C Preferred Stock.

         "Issue Date" shall mean the date hereof.

         "Person" shall mean an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

         "Preferred Stock" shall mean the Series A Preferred Stock, the Series B Preferred, the Series C Preferred Stock and all other capital stock of the Corporation having a preference on dissolution or liquidation of the Corporation.

         "Purchaser" shall have the meaning ascribed to it in the Stock Purchase Agreement.

         "Qualified Public Offering" shall have the meaning ascribed to it in the Stock Purchase Agreement.

         "Registrable Securities" shall mean all shares of Stock that may be acquired by the Holder through any exchange or conversion of the Series C Preferred Stock issuable upon exercise of this Warrant.

         "Registration Statement" means any registration statement of the Corporation which covers any of the Registrable Securities pursuant to the provisions of the Stock Purchase Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference in such registration statement.

         "Securities Act" shall mean the Securities Act of 1933, as amended.

         "Series A Preferred Stock" shall mean the Series A Convertible Preferred Stock of the Corporation, $0.01 par value per share.

         "Series C Certificate" shall mean the Certificate of Designation of Powers, Preferences and Rights of the Series C Preferred Stock.

         "Series B Preferred Stock" shall mean the Series B Convertible Preferred Stock of the Corporation, $0.01 par value per share.

         "Series C Preferred Stock" shall mean the Series C Convertible Preferred Stock of the Corporation, $0.01 par value per share.

         "Shareholders' and Rights Agreement" shall mean that certain Amended and Restated Shareholders' and Rights Agreement, dated as of the date hereof, by and among the Corporation and the persons listed therein.

         "Stock" shall mean (i) Series C Preferred Stock, (ii) capital stock of the Corporation (other than Series C Preferred Stock) or of any other Person or any other securities of the Corporation or of any other Person that the Holder is entitled to receive, or receives, upon exercise of this Warrant, in lieu of or in addition to Series C Preferred Stock, (iii) capital stock of the Corporation (other than Series C Preferred Stock) or of any other Person or any other securities of the Corporation or of any other Person that may be issued in replacement of, substitution, exchange or redemption for, or upon reclassification or conversion of, Series C Preferred Stock or any other Stock, in each case whether as a result of a reorganization, reclassification, merger, consolidation or sale of substantially all of the assets of the Corporation; and
(iv) in the event of automatic conversion of the Series C Preferred Stock pursuant to the Series C Certificate Common Stock of the Corporation as provided in Section 4.3.

         "Stock Purchase Agreement" shall have the meaning set forth in the second paragraph of this Warrant.

         "Warrant" shall have the meaning set forth in the second paragraph of this Warrant.

         "Warrant Shares" shall mean at any time, the number and type of shares of Stock purchasable hereunder, which shall be the Initial Warrant Shares after giving effect to the number of shares of Stock previously purchased by the Holder pursuant to any and all exercises of this Warrant prior to such time and after giving effect to all adjustments with respect to the number and type of Warrant Shares purchasable hereunder as provided for herein, including, without limitation, those set forth in the definition of "Stock" and in Section 4 hereof, prior to such time.

         2.       Exercise of Warrant; Vesting.

                  2.1(a) Method of Exercise. Subject to and upon all of the terms and conditions set forth in this Warrant (including the limitation set forth in the next paragraph), the Holder may exercise this Warrant, in whole or in part with respect to any Warrant Shares, at any time and from time to time during the period commencing on the Initial Exercise Date and ending on the Expiration Date, by giving prior written notice to the Corporation that the Holder intends to exercise this Warrant (the "Exercise Notice"), which Exercise Notice shall indicate the number of shares for which the Holder intends to exercise this Warrant, and upon presentation and surrender of this Warrant to the Corporation at its principal office, together with (a) a properly completed and duly executed subscription form, in the form attached hereto, which subscription form shall specify the number of Warrant Shares for which this Warrant is then being exercised, and (b) payment of the aggregate Exercise Price payable hereunder in respect of the number of Warrant Shares being purchased upon exercise of this Warrant. Payment of such aggregate Exercise Price shall be made (i) in cash or by money order, certified or bank cashier's check or wire transfer (in each case in lawful currency of the United States of America), (ii) cancellation of indebtedness owing from the Corporation to the Holder, (iii) by the Holder surrendering a number of Warrant Shares having a Fair Market Value on the Exercise Date equal to or greater than (but only if by a fractional share) the required aggregate Exercise Price, in which case the Holder would receive the number of Warrant Shares to which it would otherwise be entitled upon such exercise, less the surrendered shares, or (iv) any combination of the methods described in the foregoing clauses (i), (i) and (iii).

                  2.1(b)   Exercisability.  This Warrant will become exercisable
in full on and as of 9:00 A.M., Boston, Massachusetts time, on the Issue Date ("Initial Exercise Date").


                  2.2 Effectiveness of Exercise; Ownership. Each exercise of this Warrant by the Holder shall be deemed to have been effected immediately prior to the close of business on the date upon which all of the requirements of
Section 2.1 hereof with respect to such exercise shall have been complied with in full (each such date, an "Exercise Date". On the applicable Exercise Date with respect to any exercise of this Warrant by the Holder, the Corporation shall be deemed to have issued to the Holder, and the Holder shall be deemed to have become the holder of record and legal owner of, the number of Warrant Shares being purchased upon such exercise of this Warrant, notwithstanding that the stock transfer books of the Corporation shall then be closed or that certificates representing such number of Warrant Shares being purchased shall not then be actually delivered to the Holder.

                  2.3 Delivery of Stock Certificates on Exercise. As soon as practicable after the exercise of this Warrant, and in any event within ten (10) days thereafter, the Corporation, at its expense, and in accordance with applicable securities laws, will cause to be issued in the name of and delivered to the Holder, or as the Holder may direct (subject in all cases, to the provisions of Section 9 hereof), a certificate or certificates for the number of Warrant Shares purchased by the Holder on such exercise, plus, in lieu of any fractional share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the Fair Market Value.

                  2.4 Shares to Be Fully Paid and Nonassessable. All Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable, free of all liens, taxes, charges and other encumbrances or restrictions on sale (other than those set forth herein) and free and clear of all preemptive rights.

                  2.5 Fractional Shares. No fractional shares of Stock or scrip representing fractional shares of Stock shall be issued upon the exercise of this Warrant. With respect to any fraction of a share of Stock called for upon any exercise hereof, the Corporation shall make a cash payment to the Holder as set forth in Section 2.3 hereof.

                  2.6 Issuance of New Warrants; Corporation Acknowledgement. Upon any partial exercise of this Warrant, the Corporation, at its expense, will forthwith and, in any event, within ten (10) days after partial exercise, issue and deliver to the Holder a new warrant or warrants of like tenor, registered in the name of the Holder, exercisable, in the aggregate, for the balance of the Warrant Shares. Moreover, the Corporation shall, at the time of any exercise of this Warrant, upon the request of the Holder, acknowledge in writing its continuing obligation to afford to the Holder any rights to which the Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant; provided, however, that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Corporation to afford to the Holder any such rights.

                  2.7 Payment of Taxes and Expenses. The Corporation shall pay any recording, filing, stamp or similar tax which may be payable in respect of any transfer involved in the issuance of, and the preparation and delivery of certificates (if applicable) representing, (i) any Warrant Shares purchased upon exercise of this Warrant and/or (ii) new or replacement warrants in the Holder's name or the name of any transferee. The Holder shall pay any transfer tax due as a result of the transfer of all or any portion of this Warrant to a transferee.

                  2.8 Expiration. This Warrant and the Holder's rights hereunder, to the extent not previously exercised, shall expire as of 5:00 P.M., Boston, Massachusetts time, on the Expiration Date.

         3. Registration and Other Rights. The Holder of this Warrant shall have the right to cause the Corporation to register any and all Shares of Common Stock issuable upon conversion of Warrant Shares under the Securities Act and under any blue sky or securities laws of any jurisdictions within the United States, at the time and in the manner specified and as provided for in the Stock Purchase Agreement.

         4.       Adjustments.

                  4.1 Adjustments for Stock Dividends, Subdivisions and Combinations.

                           (a)     In the event that, at any time and from time
to time after the Issue Date, the Corporation shall (i) issue any additional shares of Stock as a dividend or distribution on its outstanding Stock or options, warrants or other rights to purchase, directly or indirectly, Stock as a dividend or distribution on its outstanding Stock or securities convertible, directly or indirectly, into Stock as a dividend or distribution on its outstanding Stock (other than shares of Stock issued upon exchange, exercise or conversion of the Preferred Stock or upon exercise of this Warrant), (ii) subdivide its outstanding shares of Stock into a greater number of shares of Stock or (iii) combine its outstanding shares of Stock into a smaller number of shares of Stock, then and in each such event, (x) the Exercise Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then current Exercise Price by a fraction, (A) the numerator of which shall be the number of shares of Stock outstanding immediately prior to such event, and (B) the denominator of which shall be the number of shares of Stock outstanding immediately after such event, each in accordance with their terms, and the product so obtained shall thereafter be the Exercise Price then in effect, and (y) the number of Warrant Shares shall be adjusted by increasing or decreasing, as the case may be, the number of shares of Stock included within the Warrant Shares immediately prior to such event by the percentage increase or decrease in the total number of shares of Stock outstanding immediately after such event as compared to the total number of shares of Stock outstanding immediately prior to such event and the result so obtained shall be the number of Warrant Shares then in effect.

                           (b)    The Exercise  Price and the number of Warrant
Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 4.1.

4.2 Adjustment for Reorganization, Consolidation or Merger. In the event that, at any time or from time to time after the Issue Date, the Corporation shall (a) effect a reorganization, (b) consolidate with or merge into any other Person, or
(c) sell or transfer all or substantially all of its properties or assets or more than fifty percent (50%) of the voting capital stock of the Corporation (whether issued and outstanding, newly issued, from treasury, or any combination thereof) to any other Person under any plan or arrangement contemplating the reorganization, consolidation or merger, sale or transfer, or dissolution of the Corporation, then, in each such case, the Holder, upon the exercise of this Warrant as provided in Section 2 hereof at any time or from time to time after the consummation of such reorganization, consolidation, merger or sale or the effective date of such dissolution (subject to the limitation contained in Section 4.6, if applicable), as the case may be, shall receive, in lieu of the Warrant Shares issuable on such exercise immediately prior to such consummation or such effective date, as the case may be, the Stock and property (including cash) to which the Holder would have been entitled upon the consummation of such reorganization, consolidation or merger, or sale or transfer, or in connection with such dissolution, as the case may be, if the Holder had so exercised this Warrant immediately prior thereto (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby, which payment shall be included in the assets of the Corporation for the purposes of determining the amount available for distribution), all subject to successive adjustments thereafter from time to time pursuant to, and in accordance with, the provisions of this Section 4.

4.3 Adjustments for Reclassifications. If the Preferred Stock issuable upon the exercise of this Warrant shall be changed into the same or a different number of shares of any class(es) or series of stock, whether by reclassification, automatic conversion of the Series C Preferred Stock pursuant to the terms of the Series C Certificate or otherwise (other than an adjustment under Section
4.1 or a merger, consolidation, or sale of assets provided for under Section 4.2), then and in each such event, the Holder hereof shall have the right thereafter to exercise this Warrant for the kind and amount of shares of stock and other securities and property receivable upon such reclassification, automatic conversion or other change by holders of the number of shares of Stock for which this Warrant was exercisable immediately prior to such reclassification, or change, all subject to further adjustment as provided herein.

4.4 Distributions. In the event that, at any time or from time to time after the Issue Date, the Corporation shall make or issue, or shall fix a record date from the determination of eligible holders entitled to receive, a dividend or other distribution with respect to Stock payable in (i) shares of its capital stock (other than a stock dividend provided for in Section 4.1), (ii) other securities of the Corporation or any other Person, (iii) evidences of indebtedness issued by the Corporation or any other Person, (iv) options, warrants or rights to subscribe for or purchase any of the foregoing, or (v) assets (excluding cash dividends) then, in each such case, the Holder of this Warrant shall receive, in addition to the shares of Stock issuable upon the exercise of this Warrant prior to such date, and without the payment of additional consideration therefor, the shares of capital stock, other securities, evidence of indebtedness, options, warrants or other rights or assets, as the case may be, to which such Holder would have been entitled upon such date as if such Holder had exercised this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of the actual exercise of this Warrant, retained such shares and/or all other additional stock available to it as aforesaid during such period, giving effect to all adjustments pursuant to this
Section 4. The Corporation shall reserve and set aside, for the life of this Warrant or until exercised in full, all such distributions to which the Holder is entitled to receive pursuant to this Section 4.4.

4.5 Continuation of Terms. Upon any reorganization, reclassification, sale, consolidation, merger or other transfer (and any liquidation, dissolution or winding up of the Corporation following any such transfer) referred to in this
Section 4, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the shares of Stock and property (including cash, where applicable) receivable upon the exercise of this Warrant after the consummation of such reorganization, reclassification, sale, consolidation, merger or other transfer or the effective date of liquidation, dissolution or winding up of the Corporation following any such transfer, as the case may be, and shall be binding upon the issuer of any such Stock, including, in the case of any such transfer, the Person acquiring all or substantially all of the properties or assets or more than fifty percent (50%) of the voting capital stock of the Corporation (whether issued and outstanding, newly issued or from treasury or any combination thereof), whether or not such Person shall have expressly assumed the terms of this Warrant.

4.6 Dissolution. Subject to Section 4.5 hereof, in the event of any dissolution of the Corporation following the transfer of all or substantially all of its properties or assets at any time after the Issue Date, the Corporation shall retain for a period of at least ninety (90) days after the effective date of such dissolution the Stock and property (including cash, where applicable) receivable by the Holder pursuant to Section 4.2 hereof upon exercise of this Warrant at any time after the effective date of such dissolution (assuming the payment by the Holder of the Exercise Price therefor as required hereby in a form permitted hereby). If the Holder fails to exercise this Warrant within the sixty (60) day period following the effective date of such dissolution, then such Stock and property (including cash, where applicable) shall be distributed pro rata to those Persons who were stockholders of record of the Corporation on the effective date of such dissolution or as otherwise required by law or the Certificate of Incorporation of the Corporation.

4.7 Automatic Conversion. In the event of an automatic conversion of the Series C Preferred Stock into Common Stock, the Exercise Price then in effect shall be adjusted to an amount equal to the Exercise Price then in effect divided by the number of shares of Common Stock issuable upon conversion of one share of Series C Preferred Stock in connection with such automatic conversion.

5. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the number and kind of Warrant Shares, or property, issuable hereunder from time to time, or the Exercise Price, the Corporation, at its expense, will promptly cause an officer of the Corporation to compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a certificate setting forth such adjustment or readjustment and showing the facts upon which such adjustment or readjustment is based. The Corporation will forthwith send a copy of each such certificate to the Holder in accordance with Section 10.5 below.

6.       Notices of Record Date, Etc.  In the event of:

         (a) any taking by the Corporation of a record of the holders of Stock for the purpose of determining the holders thereof who are entitled to receive any shares of Stock as a dividend or other distribution or pursuant to a stock split; or

         (b) any reorganization of the Corporation, or any sale or transfer, in a single transaction or a series of related transactions, of all or substantially all the assets of the Corporation to, or the consolidation or merger of the Corporation with or into, any other Person; or

         (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Corporation;

         (d) any sale, in a single transaction or a series of related transactions, of more than fifty percent (50%) of the Corporation's voting capital stock (whether issued and outstanding, newly issued, from treasury, or any combination thereof); or

         (e) any automatic conversion of the Series C Preferred Stock into Common Stock pursuant to the Series C Certificate.

then and in each such event the Corporation will mail or cause to be mailed to the Holder a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or stock split, and stating the amount and character of such dividend, distribution or stock split, or (ii) the date on which any such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of any one or more classes of Stock shall be entitled to exchange their shares of Stock for securities or other property deliverable on such reorganization, transfer, consolidation, merger, dissolution, liquidation or winding-up, or (iii) the date on which any such sale of more than fifty percent (50%) of the Corporation's voting capital stock is to take place and the material terms thereof, as the case may be. Such notice shall be mailed at least ten (10) days prior to the date specified in such notice on which any such action is to be taken.

7. Exchange of Warrant. Subject to the provisions of Section 9 hereof (if and to the extent applicable), this Warrant shall be exchangeable, upon the surrender hereof by the Holder at the principal office of the Corporation, for new warrants of like tenor, each registered in the name of the Holder or in the name of such other Persons as the Holder may direct. Each of such new warrants shall be exercisable for such number of Warrant Shares as the Holder shall direct, provided that all of such new warrants shall represent, in the aggregate, the right to purchase the same number of Warrant Shares and cash, securities or other property, if any, which may be purchased by the Holder upon exercise of this Warrant at the time of its surrender.

8. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of a customary affidavit of the Holder and an indemnity agreement or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Corporation at its expense will execute and deliver, in lieu thereof, a new warrant of like tenor.

9.       Transfer Provisions, etc.

9.1      Legends.

                  (a) Each certificate representing any Warrant Shares issued upon exercise of this Warrant shall bear the following legend:

         "THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR IN ACCORDANCE WITH AN APPLICABLE EXEMPTION FROM
         THE  REGISTRATION  REQUIREMENTS  OF  THE  SECURITIES  ACT OF  1933,  AS
         AMENDED."

                  (b) Each certificate representing any shares of Stock issued from time to time upon exercise of this Warrant shall also bear any legend required under any applicable state securities or blue sky laws.

9.2 Mechanics of Transfer. Any transfer of all or any portion of this Warrant, or of any interest therein, that is otherwise in compliance with applicable law shall be effected by surrendering this Warrant to the Corporation at its principal office, together with (i) a duly executed form of assignment, in the form attached hereto, (ii) payment of any applicable transfer taxes and (iii) unless there is in effect a registration statement under the Securities Act covering the proposed transfer or the proposed transfer is to Affiliates or Affiliated Groups (as such terms are defined in the Stock Purchase Agreement) of the Holder, if the Corporation so requests (except in transactions in compliance with Rule 144) a written opinion of legal counsel reasonably satisfactory to the Corporation addressed to the Corporation and satisfactory in form and substance to the Corporation's counsel, acting reasonably, to the effect that the proposed transfer of the Warrant or the Warrant Shares may be effected without registration under the Securities Act. In the event of any such transfer of this Warrant, in whole, the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of this Warrant at the time of its transfer. In the event of any such transfer of a portion of this Warrant, (i) the Corporation shall issue a new warrant of like tenor to the transferee, representing the right to purchase the same number of Warrant Shares, and cash, securities or other property, if any, which were purchasable by the Holder upon exercise of the transferred portion of this Warrant at the time of such transfer, and (iii) the Corporation shall issue a new warrant of like tenor to the Holder, representing the right to purchase the number of Warrant Shares, and cash, securities or other property, if any, purchasable by the Holder upon exercise of the portion of this Warrant not transferred to such transferee. Until this Warrant or any portion thereof is transferred on the books of the Corporation, the Corporation may treat the Holder as the absolute holder of this Warrant and all right, title and interest therein for all purposes, notwithstanding any notice to the contrary.

9.3 Restrictions on Transfer. Subject to Section 9.2 hereof and compliance with applicable securities laws, this Warrant, and any portion hereof, and the Warrant Shares may be transferred by the Holder in its sole discretion at any time and to any Person, including without limitation transfers to Affiliates or Affiliated Groups (as such terms are defined in the Stock Purchase Agreement), without the consent of the Corporation.

10.      General.

                  10.1 Statement on Warrant. Irrespective of any adjustments in the Exercise Price or the number or kind of Warrant Shares, this Warrant may continue to express the same kind of Warrant Shares as are stated on the front page hereof.

                  10.2 Authorized Shares; Reservation of Shares for Issuance. At all times while this Warrant is outstanding the Corporation shall maintain its corporate authority to issue, and shall have authorized and reserved for issuance upon exercise of this Warrant, such number of shares of Stock as shall be sufficient to perform its obligations under this Warrant (after giving effect to any and all adjustments to the number and kind of Warrant Shares purchasable upon exercise of this Warrant).

                  10.3 No Impairment. The Corporation will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities, sale or other transfer of any of its assets or properties, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder hereunder against impairment. Without limiting the generality of the foregoing, the Corporation
(a) will not increase the par value of any shares of Stock receivable upon the exercise of this Warrant above the amount payable therefor on such exercise, and
(b) will take all action that may be necessary or appropriate in order that the Corporation may validly and legally issue fully paid and nonassessable shares of Stock on the exercise of this Warrant.

                  10.4 No Rights as Stockholder. The Holder shall not be entitled to vote or to receive dividends or to be deemed the holder of Stock that may at any time be issuable upon exercise of this Warrant for any purpose whatsoever, nor shall anything contained herein be construed to confer upon the Holder any of the rights of a stockholder of the Corporation until the Holder shall have exercised this Warrant and been issued Warrant Shares in accordance with the provisions hereof.

                  10.5 Notices. All notices, demands, requests, certificates or other communications under this Warrant shall be in writing and shall be either mailed by certified mail, postage prepaid, in which case such notice, demand, request, certificate or other communications shall be deemed to have been given three (3) days after the date on which it is first deposited in the mails, or hand delivered or sent by facsimile transmission, by tested or otherwise authenticated telex or cable or by private expedited courier for overnight delivery with signature required, in each such case, such notice, demand, request, certificate or other communications being deemed to have been given upon delivery or receipt, as the case may be:

     (i) if to the Corporation, SoftLock.com, Inc., Five Clock Tower Place, Suite 440, Maynard, Massachusetts 01754, Attention: President, or at such other address as the Corporation may have furnished in writing to the Holder; and

     (ii) if to the Holder, at the Holder's address appearing in the books maintained by the Corporation.

         10.6 Amendment and Waiver. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Corporation and the Holder.

         10.7 Governing Law. This Warrant shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware.

         10.8 Covenants to Bind Successor and Assigns. All covenants, stipulations, promises and agreements in this Warrant shall be binding on and inure to the benefit of the Corporation and the Holder and their respective successors, assigns and transferees, whether so expressed or not.

         10.9 Severability. In case any one or more of the provisions contained in this Warrant shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

         10.10 Construction. The definitions of this Warrant shall apply equally to both the singular and the plural forms of the terms defined. Wherever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The section and paragraph headings used herein are for convenience of reference only, are not part of this Warrant and are not to affect the construction of or be taken into consideration in interpreting this Warrant.

         10.11 Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Corporation agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate. In any action or proceeding brought to enforce any provision of this Warrant or where any provision hereof is validly asserted as a defense, the successful party to such action or proceeding shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

         10.12 Counterparts; Delivery by Facsimile. This Warrant may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Warrant may be effected by facsimile.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the Corporation has caused this Preferred Stock Purchase Warrant to be executed as an instrument under seal in its corporate name by one of its officers thereunto duly authorized, all as of the day and year first above written.

                                          SOFTLOCK.COM, INC.

                                          By:______________________________

                                          Name:    Scott Griffith
                                          Title:   Chief Executive Officer

                              FORM OF SUBSCRIPTION

                    (To be executed upon exercise of Warrant)


To:      SOFTLOCK.COM, INC.

         The undersigned hereby irrevocably elects to exercise the right of purchase represented by the attached Warrant for, and to exercise thereunder, ______ shares of Series C Preferred Stock, $0.01 par value per share ("Preferred Stock"), of SoftLock.com, Inc., a Delaware corporation, and tenders herewith payment of $____________, representing the aggregate purchase price for such shares based on the price per share provided for in such Warrant. Such payment is being made in accordance with [Section 2.1(a)(i)] [Section 2.1(a)(ii)] [Section 2.1(a)(iii)] of the attached Warrant.

         Please issue a certificate or certificates for such shares of Preferred Stock in the following name or names and denominations and deliver such certificate or certificates to the person or persons listed below at their respective addresses set forth below:

Dated:  _____________, 2000                 _________________________________

                                            ---------------------------------
                                                     (Address)


         If said number of shares of Preferred Stock shall not be all the shares of Preferred Stock issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares of Preferred Stock less any fraction of a share of Preferred Stock paid in cash.

Dated:_____________, 2000                   _________________________________
                                                     NOTE:  The above  signature
                                                     should  correspond  exactly
                                                     with  the  name on the face
                                                     of the attached  Warrant or
                                                     with   the   name   of  the
                                                     assignee  appearing  in the
                                                     assignment form below.

                               FORM OF ASSIGNMENT

                   (To be executed upon assignment of Warrant)


         For  value  received,   ______________________________   hereby  sells,
assigns and transfers unto ______________ the attached Warrant [____% of the attached Warrant], together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _______________________________ attorney to transfer said Warrant [said percentage of said Warrant] on the books of SoftLock.com, Inc., a Delaware corporation, with full power of substitution in the premises.

         If not all of the attached Warrant is to be so transferred, a new Warrant is to be issued in the name of the undersigned for the balance of said Warrant.

Dated:_______________, 2000                 _________________________________
                                            NOTE:  The above signature should
                                                   correspond exactly with the
                                                   name on the face of the
                                                   attached Warrant.